UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.      )

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 Preliminary Proxy Statement

 Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

 Definitive Proxy Statement

 Definitive Additional Materials

 Soliciting Material Pursuant to §240.14a-12

SunPower Corporation

(Name of Registrant as Specified In Its Charter)

n/a

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on July 24, 2013

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SUNPOWER CORPORATION

SUNPOWER

SUNPOWER CORPORATION

77 Rio Robles

SAN JOSE, CA 95134

Investor Address Line 1

Investor Address Line 2

Investor Address Line 3

Investor Address Line 4

Investor Address Line 5

John Sample

1234 ANYWHERE STREET

ANY CITY, ON A1A 1A1

1 OF 2

12

15

Meeting Information

Meeting Type: Annual Meeting

For holders as of: May 28, 2013

Date: July 24, 2013

Time: 12:00 PM PDT

Location: Sunpower Corporation

77 Rio Robles

San Jose, California 95134

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Combined Document

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 10, 2013 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Internal Use Only

Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Bernard Clement 02 Denis Giorno

The Board of Directors recommends you vote FOR proposals 2. and 3.

2. The proposal to approve, in an advisory vote, our named executive officer compensation.

3. The ratification of the appointment of Ernst & Young LLP as our independent registered accounting firm for fiscal year 2013.

NOTE: In their discretion, Thomas H. Werner, Charles D. Boynton, Lisa Bodensteiner or any of them, each with power of substitution, are authorized to vote upon such other matter or matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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Reserved for Broadridge Internal Control Information

NAME	
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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